UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2015

PERMAL

ALTERNATIVE CORE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Permal Alternative Core Fund for the six-month reporting period ended June 30, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding Kenneth D. Fuller. I am honored to have been appointed to my new role. During my 27 year career with Legg Mason, I have seen the investment management industry evolve and expand. Throughout these changes, maintaining an unwavering focus on our shareholders and their needs has remained paramount.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 31, 2015

II	Permal Alternative Core Fund

Investment commentary

Economic review

After a tepid start, the pace of U.S. economic activity improved during the six months ended June 30, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. However, the economy then gained some traction, as the U.S. Department of Commerce’s initial estimate for second quarter 2015 GDP growth — released after the reporting period ended — was 2.3%. The upturn was driven by an increase in exports, an acceleration in PCE, a deceleration in imports and increased state and local government spending.

Activity in the U.S. manufacturing sector initially moderated and then strengthened during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion).

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By June 2015, unemployment was 5.3%, its lowest level since April 2008.

Turning to the global economy, in its July 2015 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) said “A setback to activity in the first quarter of 2015, mostly in North America, has resulted in a small downward revision to global growth for 2015 relative to the April 2015 World Economic Outlook Update. Nevertheless, the underlying drivers for a gradual acceleration in economic activity in advanced economies — easy financial conditions, more neutral fiscal policy in the euro area, lower fuel prices, and improving confidence and labor market conditions — remain intact.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5%, versus 0.8% in 2014. Japan’s economy is expected to expand 0.8% in 2015, compared to -0.1% in 2014. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.2% versus 4.6% in 2014.

Permal Alternative Core Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiv at a historically low range between zero and 0.25%. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that ended on April 29, 2015, the Fed said, “…economic growth slowed during the winter months, in part reflecting transitory factors.” Finally, at its meeting that ended on July 29, 2015, after the reporting period ended, the Fed said, “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. The ECB reduced rates in June and September 2014, before the beginning of the reporting period. Then, in January 2015 the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates four times during the reporting period. Its most recent cut in June 2015 dropped rates to 4.85%.

Q. What factors impacted the U.S. stock market during the reporting period?

A. The U.S. stock market rose modestly over the six months ended June 30, 2015 although with notable volatility. The market fell sharply in January 2015 due to concerns over global growth and geopolitical issues. The market then moved sharply higher in February given strong investor risk appetite. After another bout of weakness in March, the market rallied in April and May, only to again decline in June, as investor sentiment soured amid the mounting debt crisis in Greece. All told, for the six months ended June 30, 2015, the S&P 500 Indexvi gained 1.23%.

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns, with the Russell 2000 Indexvii returning 4.75% during the reporting period. Large-cap stocks, as measured by the Russell 1000 Indexviii, gained 1.71% and mid-cap stocks, as measured by the Russell Midcap Indexix rose 2.35%. From an investment style perspective, growth stocks handily outperformed value. The Russell

IV	Permal Alternative Core Fund

3000 Growthx and Russell 3000 Valuexi Indices, returned 4.33% and -0.51%, respectively, during the six months ended June 30, 2015.

Q. How did the international stock market perform during the reporting period?

A. Developed market equities, as measured by the MSCI EAFE Indexxii, gained 5.52% during the six months ended June 30, 2015. Emerging market equities produced relatively weaker results, as the MSCI Emerging Markets Indexxiii returned 2.95% during the reporting period. Emerging market equities were impacted by concerns about global growth, fluctuating oil and currency prices, and bouts of investor risk aversion.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2015?

A. Short-term Treasury yields edged lower, whereas long-term Treasury yields increased during the reporting period. When the reporting period began, the yield on the two-year Treasury note was 0.67%. It peaked at 0.75% on June 10, 2015, and fell as low as 0.44% on January 15, 2015, before ending the period at 0.64%. The yield on the ten-year Treasury note began the period at 2.17% and its peak of 2.50% occurred on June 10, 2015. The yield on the ten-year Treasury note was as low as 1.68% in late January/early February 2015 and concluded the reporting period at 2.35%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generally posted positive, albeit small gains, during the reporting period. Performance fluctuated with investor sentiment given the uncertainties regarding future Fed monetary policy, along with concerns over global growth and geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Indexxiv, declined 0.10% during the six months ended June 30, 2015.

Q. How did the high-yield bond market perform over the six months ended June 30, 2015?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexxv, returned 2.53% for the six months ended June 30, 2015. High yield bonds were volatile during the reporting period. While the underlying fundamentals in the high-yield market remained generally solid and default rates were well below their long-term average, the asset class posted negative returns in March and June 2015 when investor risk aversion increased.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xvi returned 1.76% during the six months ended June 30, 2015. The asset class rose during the first four months of the reporting period, but those gains were partially offset by weakness in May and June 2015. These setbacks were triggered by a number of factors, including expectations for future Fed rate hikes and geopolitical issues.

Performance review

For the six months ended June 30, 2015, Class A shares of Permal Alternative Core Fund, excluding sales charges, returned 0.82%. The Fund’s unmanaged benchmarks, the MSCI World Indexxvii (Gross) and the Barclays U.S. Aggregate Index, returned

Permal Alternative Core Fund	V

Investment commentary (cont’d)

2.95% and -0.10%, respectively, for the same period. The 60/40 Composite Indexxviii, consisting of 60% MSCI World Index (Gross) and 40% Barclays U.S. Aggregate Index, returned 1.81% for the same period. The Lipper Alternative Multi-Strategy Funds Category Average1 returned 0.29% over the same time frame.

Performance Snapshot as of June 30, 2015 (unaudited)
(excluding sales charges)	6 months
Permal Alternative Core Fund:
Class A	0.82%
Class C	0.46%
Class FI	0.81%
Class I	0.97%
Class IS	0.95%
MSCI World Index (Gross)	2.95%
Barclays U.S. Aggregate Index	-0.10%
60/40 Composite Index	1.81%
Lipper Alternative Multi-Strategy Funds Category Average[1]	0.29%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The composition of the Fund’s investment portfolio will vary over time, based on Permal’s overall allocation decisions and top-down and bottom-up implementation. The Fund may change, from time to time, the underlying funds, whether affiliated or unaffiliated, in which it invests without notice to shareholders.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2015, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 2.70%, 3.44%, 2.99%, 2.43% and 2.67%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of shares of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2015 including the reinvestment of all distributions, including returns of capital, if any, calculated among the 201 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Permal Alternative Core Fund

assets is not expected to exceed 1.75% for Class A shares, 2.50% for Class C shares, 1.75% for Class FI shares, 1.50% for Class I shares and 1.50% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. Acquired fund fees and expenses are subject to these arrangements. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of brokerage commissions on purchases and sales of exchange traded funds. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 31, 2015

RISK: All investments are subject to risk, including the possible loss of principal. In addition to the Fund’s operating expenses, investors will indirectly bear the operating expenses of the underlying funds. The Fund may invest in unregistered hedge funds which are highly speculative investments that employ aggressive investment strategies and carry substantial risk. Investments in hedge funds are generally illiquid, difficult to value and may carry significant restrictions for transferring assets. Some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value. The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Fund and each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. There is no assurance that these and other strategies used by the Fund or underlying funds will be successful. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities fall. High yield bonds possess greater price volatility, illiquidity, and possibility of default. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Permal Alternative Core Fund	VII

Investment commentary (cont’d)

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

ix

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

[x]

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xiii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

xiv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xv

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xvi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xvii	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

xviii	The 60/40 Composite Index is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 60% MSCI World Index (Gross) and 40% Barclays U.S. Aggregate Index.

VIII	Permal Alternative Core Fund

Fund at a glance (unaudited)

Investment breakdown† (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2015 and December 31, 2014 and does not include short sales and derivatives, such as forward foreign currency contracts and futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Permal Alternative Core Fund 2015 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2015 and held for the six months ended June 30, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period“.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	0.82%	$1,000.00	$1,008.20	0.75%	$3.73	Class A	5.00%	$1,000.00	$1,021.08	0.75%	$3.76
Class C	0.46	1,000.00	1,004.60	1.49	7.41	Class C	5.00	1,000.00	1,017.41	1.49	7.45
Class FI	0.81	1,000.00	1,008.10	0.79	3.93	Class FI	5.00	1,000.00	1,020.88	0.79	3.96
Class I	0.97	1,000.00	1,009.70	0.49	2.44	Class I	5.00	1,000.00	1,022.36	0.49	2.46
Class IS	0.95	1,000.00	1,009.50	0.50	2.49	Class IS	5.00	1,000.00	1,022.32	0.50	2.51

2	Permal Alternative Core Fund 2015 Semi-Annual Report

[1]	For the six months ended June 30, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Permal Alternative Core Fund 2015 Semi-Annual Report	3

Consolidated schedule of investments (unaudited)

June 30, 2015

Permal Alternative Core Fund

Description	Shares	Value
Investments in Underlying Funds — 64.6%
AQR Funds — AQR Managed Futures Strategy HV Fund, Class I Shares	388,304	$4,360,659	(a)
BH Macro Ltd., USD Class A Shares	191,449	3,847,168	*
BlackRock Corporate High Yield Fund Inc.	57,000	615,030
First Trust Energy Infrastructure Fund	120,470	2,481,682
First Trust High Income Long/Short Fund	39,400	616,216
FundVantage Trust — Gotham Absolute Return Fund, Institutional Class Shares	580,534	7,552,749
Global X FTSE Greece 20 ETF	40,500	407,430
Henderson European Focus Fund, Class I Shares	135,264	4,962,830
Industrial Select Sector SPDR Fund	89,500	4,838,370
iShares Trust — iShares U.S. Preferred Stock ETF	62,900	2,463,793
John Hancock Funds II — John Hancock Absolute Return Currency Fund, Class R6 Shares	893,954	7,607,546
John Hancock Funds II — John Hancock Global Absolute Return Strategies Fund, Class R6 Shares	680,620	7,602,523
Legg Mason Partners Institutional Trust — Western Asset Institutional U.S. Treasury Reserves, Institutional Class Shares	6,413,511	6,413,511	(b)
Market Vectors ETF Trust — Junior Gold Miners ETF	50,600	1,221,990
Matthews China Dividend Fund, Institutional Class Shares	183,432	2,962,429
Matthews India Fund, Institutional Class Shares	111,362	3,143,751
Prudential Global Short Duration High Yield Fund Inc.	41,400	625,140
Prudential Short Duration High Yield Fund Inc.	40,500	626,535
SPDR Gold Trust — SPDR Gold Shares	30,235	3,397,507	*
SPDR Series Trust — SPDR S&P Regional Banking ETF	55,500	2,450,880
The Select Sector SPDR Trust — Financial Select Sector SPDR Fund	204,800	4,993,024
WisdomTree Europe Hedged Equity Fund	82,900	5,105,811
WisdomTree Japan Hedged Equity Fund	85,900	4,913,480
Total Investments in Underlying Funds (Cost — $83,458,571)		83,210,054
Common Stocks — 9.9%
Financials — 9.9%
Insurance — 5.6%
Greenlight Capital Re Ltd., Class A Shares	124,000	3,617,080	*
Third Point Reinsurance Ltd.	249,300	3,677,175	*
Total Insurance		7,294,255
Real Estate Investment Trusts (REITs) — 4.3%
AG Mortgage Investment Trust Inc.	31,300	540,864
Apollo Commercial Real Estate Finance Inc.	35,300	579,979
Apollo Residential Mortgage Inc.	38,100	559,689
Blackstone Mortgage Trust Inc., Class A Shares	19,400	539,708
Chimera Investment Corp.	39,875	546,686
MFA Financial Inc.	77,100	569,769

See Notes to Consolidated Financial Statements.

4	Permal Alternative Core Fund 2015 Semi-Annual Report

Permal Alternative Core Fund

Description			Shares	Value
Real Estate Investment Trusts (REITs) — continued
New Residential Investment Corp.			35,200	$536,448
Resource Capital Corp.			137,678	532,814
Starwood Property Trust Inc.			24,929	537,719
Two Harbors Investment Corp.			57,133	556,475
Total Real Estate Investment Trusts (REITs)				5,500,151
Total Common Stocks (Cost — $13,093,596)				12,794,406

		Expiration Date	Contracts
Purchased Options — 0.1%
SPDR S&P 500 ETF Trust, Put @ $200.00 (Cost — $132,500)		7/17/15	500	69,500
Total Investments before Short-Term Investments (Cost — $96,684,667)				96,073,960

Security	Rate	Maturity Date	Face Amount
Short-Term Investments — 20.6%
Repurchase Agreements — 20.6%
State Street Bank & Trust Co. repurchase agreement dated 6/30/15; Proceeds at maturity — $26,496,000; (Fully collateralized by U.S. Treasury Notes, 2.625% due 11/15/20; Market Value — $27,030,738) (Cost — $26,496,000)	0.000%	7/1/15	$26,496,000	26,496,000
Total Investments — 95.2% (Cost — $123,180,667#)				122,569,960
Other Assets in Excess of Liabilities — 4.8%				6,193,898
Total Net Assets — 100.0%				$128,763,858

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	Underlying Fund is affiliated with Legg Mason, Inc. and more information about the Underlying Fund is available at www.leggmason.com/individualinvestors.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depositary Receipts

Security	Shares/Units	Value
Securities Sold Short‡ — (7.2)%
Investments in Underlying Funds — (7.2)%
iShares Trust — iShares Nasdaq Biotechnology Index Fund	(6,600)	$(2,435,202)
Market Vectors ETF Trust — Market Vectors Agribusiness ETF	(42,200)	(2,326,064)
Market Vectors Semiconductor ETF	(40,000)	(2,182,800)
United States Oil Fund LP	(117,600)	(2,337,888)	*
Total Securities Sold Short (Cost — $(9,149,845))		$(9,281,954)

*	Non-income producing security.

‡	Percentages indicated are based on net assets.

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2015 Semi-Annual Report	5

Consolidated statement of assets and liabilities (unaudited)

June 30, 2015

Assets:
Investments in unaffiliated Underlying Funds and investments, at cost	$90,271,156
Investments in affiliated Underlying Funds, at cost	6,413,511
Investments in unaffiliated Underlying Funds and investments, at value	89,660,449
Investments in affiliated Underlying Funds, at value	6,413,511
Repurchase agreements, at value (Cost — $26,496,000)	26,496,000
Cash	5,579,086
Deposits with brokers for securities sold short	8,221,462
Receivable for Fund shares sold	1,417,567
Deposits with brokers for open futures contracts	561,000
Dividends receivable from unaffiliated Underlying Funds and investments	161,937
Unrealized appreciation on forward foreign currency contracts	78,376
Receivable from investment manager	39,237
Receivable for unaffiliated Underlying Funds sold	48
Prepaid expenses	48,922
Total Assets	138,677,595

Liabilities:
Investments sold short, at value (proceeds received — $9,149,845)	9,281,954
Payable for unaffiliated Underlying Funds purchased	304,163
Payable for Fund shares repurchased	76,435
Investment management fee payable	67,267
Service and/or distribution fees payable	27,816
Payable for affiliated Underlying Funds purchased	21,536
Trustees’ fees payable	724
Accrued expenses	133,842
Total Liabilities	9,913,737
Total Net Assets	$128,763,858

Net Assets:
Par value (Note 8)	$92
Paid-in capital in excess of par value	126,923,075
Overdistributed net investment income	(2,697,487)
Accumulated net realized gain on Underlying Funds, investments, futures contracts, short sales and foreign currency transactions	5,281,105
Net unrealized depreciation on Underlying Funds, investments, futures contracts, short sales and foreign currencies	(742,927)
Total Net Assets	$128,763,858

See Notes to Consolidated Financial Statements.

6	Permal Alternative Core Fund 2015 Semi-Annual Report

Shares Outstanding:
Class A	1,542,611
Class C	2,062,619
Class FI	5,498
Class I	5,564,706
Class IS	1,009

Net Asset Value:
Class A (and redemption price)	$14.03
Class C*	$14.05
Class FI (and redemption price)	$14.32
Class I (and redemption price)	$14.03
Class IS (and redemption price)	$14.22
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.89

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2015 Semi-Annual Report	7

Consolidated statement of operations (unaudited)

For the Six Months Ended June 30, 2015

Investment Income:
Income distributions from unaffiliated Underlying Funds and investments	$910,478
Return of capital (Note 1(n))	(70,481)
Net income distributions from unaffiliated Underlying Funds and investments	839,997
Income distributions from affiliated Underlying Funds	367
Total Investment Income	840,364

Expenses:
Investment management fee (Note 2)	364,278
Service and/or distribution fees (Notes 2 and 5)	157,841
Transfer agent fees (Note 5)	52,165
Legal fees	48,873
Interest expense on securities sold short	42,886
Registration fees	36,769
Audit and tax fees	18,674
Shareholder reports	18,308
Commodity pool reports	16,116
Custody fees	12,767
Fund accounting fees	4,464
Trustees’ fees	3,297
Insurance	1,195
Dividend expense on securities sold short	383
Miscellaneous expenses	2,420
Total Expenses	780,436
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(347,490)
Net Expenses	432,946
Net Investment Income	407,418

Realized and Unrealized Gain (Loss) on Underlying Funds, Investments, Futures Contracts, Short Sales and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Sale of affiliated Underlying Funds	2,331,642
Sale of unaffiliated Underlying Funds and Investments	2,263,240
REIT distributions	27,776
Futures contracts	(40)
Securities sold short	(102,997)
Foreign currency transactions	1,420,115
Net Realized Gain	5,939,736
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated Underlying Funds and Investments	(3,203,356)
Affiliated Underlying Funds	(2,141,073)
Futures contracts	(78,488)
Securities sold short	(132,108)
Foreign currencies	(352,170)
Change in Net Unrealized Appreciation (Depreciation)	(5,907,195)
Net Gain on Underlying Funds, Investments, Futures Contracts, Short Sales and Foreign Currency Transactions	32,541
Increase in Net Assets from Operations	$439,959

See Notes to Consolidated Financial Statements.

8	Permal Alternative Core Fund 2015 Semi-Annual Report

Consolidated statements of changes in net assets

For the Six Months Ended June 30, 2015 (unaudited) and the Year Ended December 31, 2014	2015	2014

Operations:
Net investment income	$407,418	$1,974,020
Net realized gain	5,939,736	3,165,940
Change in net unrealized appreciation (depreciation)	(5,907,195)	(1,827,339)
Increase in Net Assets from Operations	439,959	3,312,621

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(325,007)	(5,200,028)
Net realized gains	(83,496)	(4,878,173)
Decrease in Net Assets from Distributions to Shareholders	(408,503)	(10,078,201)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	58,135,523	45,553,767
Reinvestment of distributions	301,782	6,682,928
Cost of shares repurchased	(26,516,712)	(40,974,747)
Increase in Net Assets from Fund Share Transactions	31,920,593	11,261,948
Increase in Net Assets	31,952,049	4,496,368

Net Assets:
Beginning of period	96,811,809	92,315,441
End of period*	$128,763,858	$96,811,809
*Includes overdistributed net investment income of:	$(2,697,487)	$(2,779,898)

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2015 Semi-Annual Report	9

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2015[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$13.96	$15.02	$14.79	$13.72	$14.69	$13.66

Income (loss) from operations:
Net investment income	0.05	0.34	0.24	0.26 [3]	0.30 [3]	0.24 [3]
Net realized and unrealized gain (loss)	0.07	0.23	1.47	1.30	(0.97)	1.15
Total income (loss) from operations	0.12	0.57	1.71	1.56	(0.67)	1.39

Less distributions from:
Net investment income	(0.04)	(0.81)	(0.59)	(0.44)	(0.30)	(0.34)
Net realized gains	(0.01)	(0.82)	(0.89)	(0.05)	—	(0.02)
Total distributions	(0.05)	(1.63)	(1.48)	(0.49)	(0.30)	(0.36)

Net asset value, end of period	$14.03	$13.96	$15.02	$14.79	$13.72	$14.69
Total return[4]	0.82%	3.82%	11.85%	11.41%	(4.58)%	10.19%

Net assets, end of period (000s)	$21,646	$14,324	$16,410	$17,164	$20,408	$16,492

Ratios to average net assets:
Gross expenses[5]	1.35%[6]	1.40%	1.46%	1.33%	1.26%	1.61%
Net expenses[5,7,8]	0.75 [6]	0.39	0.89	1.02	1.05	1.13
Net investment income	0.76 [6]	2.27	1.55	1.80 [3]	2.06 [3]	1.71 [3]

Portfolio turnover rate	88%	111%	93%	72%	99%	112%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2015 (unaudited).

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class A shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

10	Permal Alternative Core Fund 2015 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2015[2]		2014	2013	2012	2011	2010

Net asset value, beginning of period	$14.03		$15.07	$14.83	$13.75	$14.71	$13.68

Income (loss) from operations:
Net investment income (loss)	(0.00)	[3]	0.23	0.14	0.17 [4]	0.21 [4]	0.18 [4]
Net realized and unrealized gain (loss)	0.07		0.23	1.44	1.27	(0.98)	1.10
Total income (loss) from operations	0.07		0.46	1.58	1.44	(0.77)	1.28

Less distributions from:
Net investment income	(0.04)		(0.68)	(0.45)	(0.31)	(0.19)	(0.23)
Net realized gains	(0.01)		(0.82)	(0.89)	(0.05)	—	(0.02)
Total distributions	(0.05)		(1.50)	(1.34)	(0.36)	(0.19)	(0.25)

Net asset value, end of period	$14.05		$14.03	$15.07	$14.83	$13.75	$14.71
Total return[5]	0.46%		3.09%	10.94%	10.63%	(5.28)%	9.36%

Net assets, end of period (000s)	$28,979		$28,315	$34,812	$40,887	$45,602	$31,874

Ratios to average net assets:
Gross expenses[6]	2.14%[7]		2.14%	2.18%	2.05%	2.02%	2.27%
Net expenses[6,8,9]	1.49	[7]	1.14	1.66	1.77	1.80	1.88
Net investment income (loss)	(0.03)	[7]	1.54	0.90	1.14 [4]	1.47 [4]	1.33 [4]

Portfolio turnover rate	88%		111%	93%	72%	99%	112%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2015 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class C shares did not exceed 2.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2015 Semi-Annual Report	11

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2015[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$14.25	$15.27	$14.78	$13.71	$14.68	$13.65

Income (loss) from operations:
Net investment income	0.08	0.33	0.19	0.28 [3]	0.27 [3]	0.23 [3]
Net realized and unrealized gain (loss)	0.04	0.25	1.50	1.28	(0.94)	1.16
Total income (loss) from operations	0.12	0.58	1.69	1.56	(0.67)	1.39

Less distributions from:
Net investment income	(0.04)	(0.78)	(0.31)	(0.44)	(0.30)	(0.34)
Net realized gains	(0.01)	(0.82)	(0.89)	(0.05)	—	(0.02)
Total distributions	(0.05)	(1.60)	(1.20)	(0.49)	(0.30)	(0.36)

Net asset value, end of period	$14.32	$14.25	$15.27	$14.78	$13.71	$14.68
Total return[4]	0.81%	3.85%	11.81%	11.39%	(4.58)%	10.20%

Net assets, end of period (000s)	$79	$14	$18	$96	$90	$134

Ratios to average net assets:
Gross expenses[5]	1.46%[6]	1.69%	1.48%	1.39%	1.41%	1.73%
Net expenses[5,7,8]	0.79 [6]	0.38	1.00	1.02	1.06	1.13
Net investment income	1.11 [6]	2.18	1.27	1.90 [3]	1.86 [3]	1.67 [3]

Portfolio turnover rate	88%	111%	93%	72%	99%	112%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2015 (unaudited).

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

12	Permal Alternative Core Fund 2015 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2015[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$13.94	$15.00	$14.77	$13.70	$14.67	$13.64

Income (loss) from operations:
Net investment income	0.07	0.38	0.27	0.30 [3]	0.34 [3]	0.33 [3]
Net realized and unrealized gain (loss)	0.07	0.23	1.48	1.30	(0.98)	1.10
Total income (loss) from operations	0.14	0.61	1.75	1.60	(0.64)	1.43

Less distributions from:
Net investment income	(0.04)	(0.85)	(0.63)	(0.48)	(0.33)	(0.38)
Net realized gains	(0.01)	(0.82)	(0.89)	(0.05)	—	(0.02)
Total distributions	(0.05)	(1.67)	(1.52)	(0.53)	(0.33)	(0.40)

Net asset value, end of period	$14.03	$13.94	$15.00	$14.77	$13.70	$14.67
Total return[4]	0.97%	4.09%	12.13%	11.72%	(4.35)%	10.48%

Net assets, end of period (000s)	$78,046	$54,137	$41,061	$39,583	$51,732	$44,012

Ratios to average net assets:
Gross expenses[5]	1.10%[6]	1.13%	1.18%	1.04%	0.97%	1.19%
Net expenses[5,7,8]	0.49 [6]	0.14	0.64	0.77	0.80	0.88
Net investment income	1.02 [6]	2.59	1.75	2.02 [3]	2.30 [3]	2.36 [3]

Portfolio turnover rate	88%	111%	93%	72%	99%	112%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2015 (unaudited).

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class I shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2015 Semi-Annual Report	13

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2015[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$14.13	$15.16	$14.77	$13.70	$14.67	$13.64

Income (loss) from operations:
Net investment income	0.07	0.41	0.22	0.31 [3]	0.31 [3]	0.27 [3]
Net realized and unrealized gain (loss)	0.07	0.20	1.52	1.29	(0.95)	1.16
Total income (loss) from operations	0.14	0.61	1.74	1.60	(0.64)	1.43

Less distributions from:
Net investment income	(0.04)	(0.82)	(0.46)	(0.48)	(0.33)	(0.38)
Net realized gains	(0.01)	(0.82)	(0.89)	(0.05)	—	(0.02)
Total distributions	(0.05)	(1.64)	(1.35)	(0.53)	(0.33)	(0.40)

Net asset value, end of period	$14.22	$14.13	$15.16	$14.77	$13.70	$14.67
Total return[4]	0.95%	4.06%	12.07%	11.74%	(4.35)%	10.48%

Net assets, end of period (000s)	$14	$22	$14	$93	$83	$135

Ratios to average net assets:
Gross expenses[5]	1.25%[6]	1.37%	1.21%	1.13%	1.16%	1.48%
Net expenses[5,7,8]	0.50 [6]	0.15	0.76	0.77	0.81	0.88
Net investment income	0.93 [6]	2.72	1.46	2.15 [3]	2.08 [3]	1.92 [3]

Portfolio turnover rate	88%	111%	93%	72%	99%	112%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2015 (unaudited).

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.50%. Effective February 3, 2015, the total annual fund operating expenses for Class IS did not exceed total annual fund operating expenses for Class I Shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. These expense limitations take into account the Underlying Funds expense ratios.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

14	Permal Alternative Core Fund 2015 Semi-Annual Report

Notes to consolidated financial statements (unaudited)

1. Organization and significant accounting policies

Permal Alternative Core Fund (the “Fund”) is a separate diversified series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is a “fund of funds,” which pursues its investment objective by investing primarily in other investment companies, including mutual funds, closed-end funds and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”).

The Fund may seek to gain exposure to certain asset classes, such as ETFs that invest primarily in commodities or master limited partnerships (“MLPs”), through investments in its wholly-owned subsidiary, Alternative Core Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. The Subsidiary may invest without limit in these investments. The Subsidiary has the same investment manager and subadviser as the Fund. The Fund may invest up to 25% of its assets in the Subsidiary. These financial statements are consolidated financial statements of the Fund and Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds, excluding ETFs and closed-end funds, are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a fund investment, or if the prices supplied are deemed by the manager to

Permal Alternative Core Fund 2015 Semi-Annual Report	15

Notes to consolidated financial statements (unaudited) (cont’d)

be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities. Additionally, if the closing net asset value per share for an Underlying Fund is not available on the day of valuation, the Valuation Committee may adjust the Underlying Fund’s last available net asset value per share to account for significant events that have occurred subsequent to the Underlying Fund’s last net asset value per share calculation but prior to the day of valuation.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

16	Permal Alternative Core Fund 2015 Semi-Annual Report

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Investments in Underlying Funds	$78,849,395	$4,360,659	—	$83,210,054
Common stocks	12,794,406	—	—	12,794,406
Purchased options	69,500	—	—	69,500
Total long-term investments	$91,713,301	$4,360,659	—	$96,073,960
Short-term investments†	—	26,496,000	—	26,496,000
Total investments	$91,713,301	$30,856,659	—	$122,569,960
Other financial instruments:
Forward foreign currency contracts	—	$78,376	—	$78,376
Total	$91,713,301	$30,935,035	—	$122,648,336

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short	$9,281,954	—	—	$9,281,954
Futures contracts	78,488	—	—	78,488
Total	$9,360,442	—	—	$9,360,442

†	See Consolidated Schedule of Investments for additional detailed categorizations.

Permal Alternative Core Fund 2015 Semi-Annual Report	17

Notes to consolidated financial statements (unaudited) (cont’d)

For the six months ended June 30, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At June 30, 2015, securities valued at $3,847,168 were transferred from Level 2 to Level 1 within the fair value hierarchy.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

18	Permal Alternative Core Fund 2015 Semi-Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Permal Alternative Core Fund 2015 Semi-Annual Report	19

Notes to consolidated financial statements (unaudited) (cont’d)

(g) Short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed security. The collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Consolidated Statement of Assets and Liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Consolidated Statement of Operations as Dividend Expense because the Fund must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(h) Fund of funds risk. Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investments from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Business development companies. The Fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The Fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

20	Permal Alternative Core Fund 2015 Semi-Annual Report

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2015, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as investment income. Interest income is recorded on an accrual basis. Short-term and long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

Permal Alternative Core Fund 2015 Semi-Annual Report	21

Notes to consolidated financial statements (unaudited) (cont’d)

(m) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Permal Asset Management LLC (“Permal”) is the Fund’s subadviser. Prior to July 1, 2014, Legg Mason Global Asset Allocation LLC (“LMGAA”) was also a subadviser to the Fund. At its meeting on April 30-May 1, 2014, the Board of Trustees approved a new subadvisory agreement between LMPFA and Permal with respect to the Fund, whereby, effective July 1, 2014, Permal

22	Permal Alternative Core Fund 2015 Semi-Annual Report

assumed responsibility for the duties previously carried out by LMGAA. Effective July 1, 2014, the subadvisory agreement between LMPFA and LMGAA with respect to the Fund was terminated. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Permal and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except in certain cases, for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays Permal and Western Asset an aggregate subadvisory fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets Annual Rate	Annual Rate
Up to and including $250 million	0.450%
Over $250 million and up to and including $750 million	0.400
Over $750 million	0.350

Effective July 1, 2014, for its services, LMPFA also pays Permal an annual rate of 0.05% of the Fund’s average daily net assets. Prior to July 1, 2014, LMPFA paid LMGAA an annual rate of 0.05% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage (including brokerage commissions paid on purchases and sales of shares of closed-end funds, ETFs, ETNs and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses) so that total annual operating expenses are not expected to exceed 1.75% for Class A shares, 2.50% for Class C shares, 1.75% for Class FI shares, 1.50% for Class I shares and 1.50% for Class IS shares. Effective February 3, 2015, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. The expense limitations take into account the expenses of the Underlying Funds. The expenses of the Underlying Funds are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each Underlying Fund as of the date of the Fund’s most recent prospectus) of the class of shares of each Underlying Fund held by the Fund, weighted in proportion to the Fund’s investment allocation among the Underlying Funds.

In addition, the Fund indirectly pays management and/or administrative fees to LMPFA and other wholly-owned subsidiaries of Legg Mason as a shareholder in affiliated Underlying Funds.

During the six months ended June 30, 2015, fees waived and/or expenses reimbursed amounted to $347,490.

Permal Alternative Core Fund 2015 Semi-Annual Report	23

Notes to consolidated financial statements (unaudited) (cont’d)

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2015, LMIS and its affiliates retained sales charges of $4,542 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2015, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$385

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$87,123,654
Sales	76,518,390

At June 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,138,874
Gross unrealized depreciation	(2,749,581)
Net unrealized depreciation	$(610,707)

At June 30, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Buy:
Coffee C	50	9/15	$2,560,988	$2,482,500	$(78,488)

24	Permal Alternative Core Fund 2015 Semi-Annual Report

At June 30, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	8,448,623	EUR	7,500,000	UBS AG	9/16/15	$78,376

Abbreviations used in this table:
EUR	— Euro
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at June 30, 2015.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Equity Risk	Total
Purchased options[2]	—	$69,500	$69,500
Forward foreign currency contracts	$78,376	—	78,376
Total	$78,376	$69,500	$147,876

LIABILITY DERIVATIVES[1]
Commodity Risk
Futures contracts[3]	$78,488

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated Underlying Funds and investments at value in the Consolidated Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the six months ended June 30, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Commodity Risk	Total
Futures contracts	—	$(40)	$(40)
Forward foreign currency contracts[1]	$1,408,934	—	1,408,934
Total	$1,408,934	$(40)	$1,408,894

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Consolidated Statement of Operations.

Permal Alternative Core Fund 2015 Semi-Annual Report	25

Notes to consolidated financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Purchased options[1]	—	$(63,000)	—	$(63,000)
Futures contracts	—	—	$(78,488)	(78,488)
Forward foreign currency contracts[2]	$(352,170)		—	(352,170)
Total	$(352,170)	$(63,000)	$(78,488)	$(493,658)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from unaffiliated Underlying Funds and investments in the Consolidated Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Consolidated Statement of Operations.

Average Market Value
Purchased options	$41,357
Futures contracts (to buy)	354,643
Forward foreign currency contracts (to buy)[1]	1,527,195
Forward foreign currency contracts (to sell)	13,381,636

[1]	At June 30, 2015, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at June 30, 2015:

	Gross Amount of Derivative Assets in the Consolidated Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$69,500	—	$69,500
Forward foreign currency contracts	78,376	—	78,376
Total	$147,876	—	$147,876

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments in unaffiliated Underlying Funds and investments at value in the Consolidated Statement of Assets and Liabilities.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$20,276	$6,887
Class C	137,511	17,069
Class FI	54	37
Class I	—	28,154
Class IS	—	18
Total	$157,841	$52,165

26	Permal Alternative Core Fund 2015 Semi-Annual Report

For the six months ended June 30, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$48,910
Class C	89,449
Class FI	144
Class I	208,930
Class IS	57
Total	$347,490

6. Distributions to shareholders by class

	Six Months Ended June 30, 2015	Year Ended December 31, 2014
Net Investment Income:
Class A	$53,836	$807,537
Class C	74,206	1,356,843
Class FI	198	787
Class I	196,730	3,033,715
Class IS	37	1,146
Total	$325,007	$5,200,028

Net Realized Gains:
Class A	$13,831	$822,706
Class C	19,064	1,675,489
Class FI	51	999
Class I	50,541	2,378,122
Class IS	9	857
Total	$83,496	$4,878,173

7. Transactions with affiliated Underlying Funds

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Legg Mason through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to certain of the Underlying Funds held by the Fund. Based on the Fund’s relative ownership, the following Underlying Funds

Permal Alternative Core Fund 2015 Semi-Annual Report	27

Notes to consolidated financial statements (unaudited) (cont’d)

were considered affiliated companies for all or some portion of the six months ended June 30, 2015. The following transactions were effected in shares of such Underlying Funds for the six months ended June 30, 2015.

	Affiliate Value at December 31, 2014	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Affiliate Value at June 30, 2015	Realized Gain (Loss) from Sale of Affiliated Underlying Funds
		Cost	Shares	Cost	Shares
ClearBridge Aggressive Growth Fund, Class IS Shares*	$4,062,394	$1,382,758	6,008	$3,304,079	24,261	—	—	$2,331,642
Western Asset Institutional U.S. Treasury Reserves, Institutional Class Shares	5,033,211	2,307,844	2,307,844	927,544	927,544	$367	$6,413,511	—
	$9,095,605	$3,690,602		$4,231,623		$367	$6,413,511	$2,331,642

*	This security is no longer an affiliated company.

8. Shares of beneficial interest

At June 30, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2015			Year Ended December 31, 2014
	Shares		Amount	Shares	Amount
Class A
Shares sold	713,994		$10,201,186	344,619	$5,102,669
Shares issued on reinvestment	4,579		65,116	106,551	1,532,359
Shares repurchased	(202,079)		(2,865,300)	(517,697)	(7,645,756)
Net increase (decrease)	516,494		$7,401,002	(66,527)	$(1,010,728)

Class C
Shares sold	302,180		$4,315,067	268,012	$3,970,822
Shares issued on reinvestment	5,334		75,951	163,852	2,364,779
Shares repurchased	(263,299)		(3,724,602)	(722,701)	(10,730,625)
Net increase (decrease)	44,215		$666,416	(290,837)	$(4,395,024)

Class FI
Shares sold	4,517		$65,984	131	$2,000
Shares issued on reinvestment	17		249	121	1,785
Shares repurchased	(0)	*	(8)	(494)	(7,472)
Net increase (decrease)	4,534		$66,225	(242)	$(3,687)

28	Permal Alternative Core Fund 2015 Semi-Annual Report

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	3,070,085	$43,553,286	2,496,717	$36,470,176
Shares issued on reinvestment	11,289	160,420	194,741	2,782,002
Shares repurchased	(1,401,525)	(19,918,883)	(1,544,714)	(22,590,894)
Net increase	1,679,849	$23,794,823	1,146,744	$16,661,284

Class IS
Shares sold	—	—	536	$8,100
Shares issued on reinvestment	3	46	138	2,003
Shares repurchased	(569)	(7,919)	—	—
Net increase (decrease)	(566)	$(7,873)	674	$10,103

*	Represents less than 1 share.

9. Deferred capital losses

As of December 31, 2014, the Fund had deferred capital losses of $365,663, which have no expiration date, that will be available to offset future taxable capital gains.

Permal Alternative Core Fund 2015 Semi-Annual Report	29

Permal Alternative Core Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson Chairman

Jerome K. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust* President

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Permal Asset Management LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Permal Alternative Core Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Permal Alternative Core Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926. (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Permal Alternative Core Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML011932 8/15 SR15-2554

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 24, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 24, 2015